                                                                   EXHIBIT 10.10


                         SERVICESOFT TECHNOLOGIES, INC.

                           RESTRICTED STOCK AGREEMENT


NAME OF GRANTEE:              DAN KOSSMANN
                              -----------------------

NO. OF SHARES:                180,000                Shares of Common Stock
                              -----------------------

GRANT DATE:                   NOVEMBER 23, 1999
                              -----------------------

PER SHARE PURCHASE PRICE:     $1.00
                              -----------------------

     Pursuant to the Servicesoft Technologies, Inc. 1999 Stock Option and Grant Plan (the "1999 Plan"), Servicesoft Technologies, Inc., a Delaware corporation (together with all successors thereto, the "Company"), hereby grants, sells and issues to the person named above (the "Grantee"), who is an officer, employee, director, consultant or other key person of the Company or any of the Subsidiaries (as defined below) of the Company, the number of shares of Common Stock, par value $0.01 per share (together with any successor securities, including stock of any successor corporation, "Common Stock"), of the Company indicated above (subject to the provisions below, the "Shares"), for the per share purchase price specified above, which represents the fair market value per share on the date of grant, subject to the terms and conditions set forth herein. The Grantee agrees to the provisions set forth herein and acknowledges that each such provision is a material condition of the Company's agreement to issue and sell the Shares to him or her. The Company hereby acknowledges receipt of $180,000.00 in full payment for the Shares. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalizations, mergers, reorganizations and similar changes affecting the capital stock of the Company, and any shares of capital stock of the Company received on or in respect of Shares in connection with any such event (including any shares of capital stock or any right, option or warrant to receive the same or any security convertible into or exchangeable for any such shares or received upon conversion of any such shares) shall be subject to this Agreement on the same basis and extent at the relevant time as the Shares in respect of which they were issued, and shall be deemed Shares as if and to the same extent they were issued at the date hereof. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the 1999 Plan. Unless otherwise provided herein, the Restricted Shares shall be governed by all of the terms and conditions of the 1999 Plan.

     1. DEFINITIONS. For the purposes of this Agreement, the following terms shall have the following respective meanings.

     "ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "CAUSE" shall mean the determination by a majority of the Board of Directors of the Company that any one or more of the following events has occurred: (A) dishonesty, breach of fiduciary duty or breach of the terms of this Agreement or any other agreements executed by the Grantee; (B) commission by the Grantee of any act of embezzlement, fraud, larceny or theft on or from the Company; (C) substantial and continuing neglect or inattention by the Grantee of duties of his employment which shall continue for 30 business days following written notification by the Board of Directors; (D) willful misconduct or gross negligence of the Grantee in connection with the performance of such duties; (E) commission by the Grantee of any acts of moral turpitude; or (F) the conviction of the Grantee of a felony. A determination by the Board of Directors, after notice to the Grantee and providing the Grantee an opportunity to be heard, that the Grantee has committed an act of the sort mentioned in (A) through (F) above shall be conclusive, whether or not there are proceedings by public authorities with respect thereto and without regard to the outcome thereof.

     "CORPORATE TRANSACTION" shall mean any Corporate Transaction as that term is defined in the 1999 Plan.

     "LIQUIDITY EVENT" shall mean (i) a Corporate Transaction or (ii) the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act, other than on Form S-4 or S-8 or their then equivalents, covering the offer and sale by the Company of its Common Stock which has become effective under the Act (an "Initial Public Offering").

     "PERMITTED TRANSFEREES" shall mean any of the following to whom the Grantee may transfer Shares hereunder: the Grantee's spouse, children (natural or adopted), stepchildren or a trust for their sole benefit of which the Grantor is the settlor; PROVIDED, HOWEVER, that any such trust does not require or permit distribution of any Shares during the term of this Agreement unless subject to its terms.

     "PERSON" shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

     "RESTRICTED SHARES" shall initially mean all of the Shares being purchased by the Grantee on the date hereof, PROVIDED that on November 23, 2000, 45,000 Shares shall cease to be Restricted Shares and on each monthly anniversary of the Grant Date thereafter, commencing on December 23, 2000, 3,750 Shares shall cease to be Restricted Shares, such that all of the Restricted Shares shall become Vested Shares on November 23, 2003; FURTHER PROVIDED, that in the event that the Grantee, within one year after a Corporate Transaction, is terminated without Cause or voluntarily terminates his employment following a demotion or a material reduction in his responsibilities or reporting position, then all of the Restricted Shares shall vest immediately.

     "SHARES" shall mean the number of shares of Common Stock being purchased by the Grantee on the date hereof and any additional shares of Common Stock or other securities received as a dividend on, or otherwise on account of, the Shares, as contemplated by the first paragraph of this Agreement.

     "SUBSIDIARY" shall mean any corporation or partnership of which stock or other equity interests possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity interests is owned directly or indirectly by the Company.

     "TERMINATION EVENT" shall mean the termination of the Grantee's Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement or discharge or resignation for any reason, whether voluntary or involuntary. For purposes hereof, the Board of Director's determination of the reason for termination of the Grantee's Service

Relationship shall be conclusive and binding on the Grantee and the Grantee's representatives or legatees.

     "VESTED SHARES" shall mean all Shares which are not Restricted Shares.

     2.   PURCHASE AND SALE OF SHARES; INVESTMENT REPRESENTATIONS.

     (a) PURCHASE AND SALE. On the date hereof, the Company hereby sells to the Grantee, and the Grantee hereby purchases from the Company, the number of Shares set forth above for the purchase price per share set forth above.

     (b) INVESTMENT REPRESENTATIONS. In connection with the purchase and sale of the Shares contemplated by SECTION 2(A) above, the Grantee hereby represents and warrants to the Company as follows:

          (i) The Grantee is purchasing the Shares for the Grantee's own account for investment only, and not for resale or with a view to the distribution thereof.

          (ii) The Grantee has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Grantee's investment in the Company and has consulted with the Grantee's own advisers with respect to the Grantee's investment in the Company.

          (iii) The Grantee has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

          (iv) The Grantee can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

          (v) The Grantee understands that the Shares are not registered under the Act or any applicable state securities or "blue sky" laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and under any applicable state securities or "blue sky" laws (or exemptions from the registration requirements thereof). The Grantee further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing.

     3.   REPURCHASE OF RESTRICTED SHARES.

     (a) REPURCHASE OF RESTRICTED SHARES. Upon the occurrence of a Termination Event, the Company or its assigns shall have the right and option to repurchase (the "Repurchase Right") all or any portion of the Restricted Shares held by the Grantee or any Permitted Transferee as of the date of such Termination Event at the per share purchase price set forth above, subject to adjustment as provided herein. The Repurchase right specified herein shall survive and remain in effect as to Restricted Shares following and notwithstanding any Liquidity Event or other transaction involving the Company and certificates representing such Restricted Shares shall bear legends to such effect.

     (b) CLOSING PROCEDURE. The Company or its assigns shall effect the Repurchase Right (if so elected) by delivering or mailing to the Grantee (and/or, if applicable, any Permitted Transferees) written notice within six (6) months after the Termination Event, specifying a date within such six-month period in which the Repurchase shall be effected. Upon such notification, the Grantee and any Permitted Transferees shall promptly surrender to the Company any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company's assignee or assignees (if applicable). Upon the Company's or its assignee's receipt of the certificates from the Grantee or any Permitted Transferees, the Company or its assignee or assignees shall deliver to him, her or them a check for the purchase price of the Shares being purchased, PROVIDED, HOWEVER, that the Company may pay the purchase price for such shares by offsetting and canceling any indebtedness then owed by the Grantee to the Company. At such time, the Grantee and/or any holder of the Shares shall deliver to the Company the certificate or certificates representing the Shares so repurchased, duly endorsed for transfer, free and clear of any liens or encumbrances.

     (c) REMEDY. Without limitation of any other provision of this Agreement or other rights, in the event that the Grantee, any Permitted Transferees or any other person or entity is required to sell his or her Shares pursuant to the provisions of this SECTION 3 and in the further event that he or she refuses or for any reason fails to deliver to the designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, such designated purchaser may deposit the purchase price for such Shares with a bank designated by the Company, or with the Company's independent public accounting firm, as agent or trustee, or in escrow, for the Grantee, any Permitted Transferees or other person or entity, to be held by such bank or accounting firm for the benefit of and for delivery to him, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by the Grantee as provided above. Upon any such deposit and/or offset by the designated purchaser of such amount and upon notice to the person or entity who was required to sell the Shares to be sold pursuant to the provisions of this SECTION 3, such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

     4.   RESTRICTIONS ON TRANSFER OF SHARES.

     (a)  NO TRANSFERS UNLESS AUTHORIZED AND IN COMPLIANCE WITH THIS AGREEMENT.

          (i) None of the Shares now owed or hereafter acquired by the Grantee shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Act), and such disposition is in accordance with the terms and conditions of this SECTION 4. In connection with any transfer of Shares, the Company may require an opinion of counsel to the transferor, satisfactory to the Company, that such transfer is in compliance with all foreign, federal and state securities laws (including without limitation, the Act). No Restricted Shares may be transferred, sold, assigned or given away, except as set forth in SECTIONS 4(b) OR 4(c) hereof. The Grantee agrees to give the Company prompt notice of any transfer of Shares to a Permitted Transferee as contemplated under SECTION 4(b) hereof. Any attempted disposition of Shares not in accordance with the terms and conditions of this Agreement shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares pursuant to any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Shares.

          (ii) Prior to making any transfer of Vested Shares (other than to a Permitted Transferee for which notice shall be given as set forth in SECTION 4(A)(I) hereof), the Grantee shall deliver written notice (the "Transfer Notice") to the Company. The Transfer Notice shall disclose in reasonable detail the identity of the prospective transferees, the number of shares to be transferred (the "Offered Shares") and the terms and conditions of such proposed transfer. By giving the Transfer Notice, the Grantee shall be deemed to have granted the Company an option to purchase the Offered Shares. The Company may purchase all or any portion of the Offered Shares upon the same terms and conditions as those set forth in the Transfer Notice by delivering written notice of such election to the Grantee within 20 business days after the Transfer Notice has been given to the Company (the "Election Period"). If the Company has not elected to purchase or otherwise acquire all of the Offered Shares prior to the expiration of the Election Period, the Grantee may transfer such Vested Shares at a price and on terms no more favorable to the transferees thereof than specified in the Transfer Notice during the 30-day period immediately following the expiration of the Election Period (the "Transfer Period"). Any Offered Shares not so transferred within the Transfer Period shall be subject to the provisions of this SECTION 4(A) upon any subsequent transfer. If the Company has elected to purchase any Offered Shares hereunder, the transfer of such Offered Shares shall be consummated as soon as practical after the deliver of the election notice to the Executive, but in any event within 15 days after the expiration of the Election Period.

     (b) TRANSFERS TO PERMITTED TRANSFEREES. Subject to the next sentence of this SECTION 4(b), the Grantee may sell, assign, transfer or give away any or all of the Shares without receipt of consideration or for such consideration as such holder shall determine to Permitted Transferees. No transfer permitted hereby shall be effective unless the Permitted Transferee to whom the Shares are proposed to be transferred has delivered to the Company a written acknowledgment that the Shares to be received by it are subject to the provisions of this Agreement (including without limitation, the provisions of this SECTION 4) and that the Permitted Transferee is bound hereby and thereby.

     (c) TRANSFERS UPON DEATH. Upon the death of the Grantee, the Vested Shares held by the Grantee may be transferred and distributed by will or other instrument taking effect at his death or by the laws of descent and distribution to the Grantee's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees whether or not such heirs, legatees or distributees are Permitted Transferees. No transfer permitted hereby shall be effective unless the transferee to whom the Shares are proposed to be transferred pursuant to this provision has delivered to the Company a written acknowledgment that the Shares to be received by it are subject to the provisions of this Agreement (including without limitation, the provisions of this SECTION 4) and that such transferee is bound hereby and thereby.

     (d) TRANSFERS AFTER LIQUIDITY EVENT. Upon the consummation of a Liquidity Event, the Grantee may transfer any Vested Shares, with or without consideration to any Person without restriction other than compliance with the applicable foreign, federal and state securities laws and payment of any amounts due by cash or promissory notes issued in consideration for the purchase of such Vested Shares. In connection with any such transfers, the Company may require an opinion of counsel to this transferor, notification to the Company, that such transfer is in compliance with all applicable foreign, federal and state transition laws (including, without limitation, the Act).

     5. EFFECT OF A CORPORATE TRANSACTION. In the event of a Corporate Transaction, the Restricted Shares shall be subject to acceleration, assumption, substitution, adjustment and/or repurchase as provided herein notwithstanding anything in Section 3 of the 1999 Plan to the contrary.

     6. LEGEND. Any certificate(s) representing the Shares shall carry substantially the following legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers) contained in a certain Restricted Stock Agreement between the Company and the holder of this certificate (a copy of which is available at the offices of the Company for examination)."

               "The shares represented by this certificate have not been registered under the Securities Act of 1933 or the securities laws of any state. The shares may not be sold or transferred in the absence of such registration or an exemption from registration.

     7. ESCROW. In order to carry out the provisions of SECTION 3 and SECTION 4 of this Agreement more effectively, the Company shall hold the Shares in escrow together with separate stock powers executed by the Grantee in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Shares, execute a like stock power as to such Shares and a joinder agreement whereby the Permitted Transferee becomes a party to this Agreement. The Company shall not dispose of the Shares except as otherwise provided in this Agreement. In the event of any exercise of the Repurchase Right, the Company is hereby authorized by the Grantee and any Permitted Transferee, as the Grantee's and each such Permitted Transferee's attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer Restricted Shares, the Company shall, at the written request of the Grantee, deliver to the Grantee (or the relevant Permitted Transferee) a certificate representing such Shares with the balance of the Shares to be held in escrow pursuant to this SECTION 7.

     8. WITHHOLDING TAXES. The Grantee acknowledges and agrees that the Company or any of its Subsidiaries have the right to deduct from payments of any kind otherwise due to the Grantee, or from the Shares held pursuant to SECTION 7 hereof, any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Grantee. In furtherance of the foregoing the Grantee agrees to elect, in accordance with
Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, and to pay to the Company all withholding taxes shown as due on his Section 83(b) election form, or otherwise ultimately determined to be due with respect to such election, based on the excess, if any, of the fair market value of such Shares as of the date of the purchase of such Shares by the Grantee over the purchase price for such Shares.

     9. ASSIGNMENT. At the discretion of the Board of Directors of the Company, the Company shall have the right to assign the right to exercise its rights with respect to the Repurchase Right or pursuant to SECTION 4(a)(ii) to any person or persons, in whole or in part in any particular instance, upon the same terms and conditions applicable to the exercise thereof by the Company, and such assignee or assignees of the Company shall then take and hold any Shares so acquired subject to such terms as may be specified by the Company in connection with any such assignment.

     10.  MISCELLANEOUS PROVISIONS.

     (a) LOCKUP PROVISION. The Grantee and each Permitted Transferee shall agree, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any securities of the Company (including, without limitation pursuant to Rule 144 under the Act (or any successor or similar exemptive rule hereafter in effect)) held by them for such period following the effective date of any registration statement of the Company filed under the Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company's Initial Public Offering or 90 days in the case of any other public offering.

     (b) RECORD OWNER: DIVIDENDS. The Grantee and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares. The Grantee and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; PROVIDED, HOWEVER, that the Company is under no duty to declare any such dividends or to make any such distribution.

     (c) EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies are inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

     (d) CHANGE AND MODIFICATIONS. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Grantee.

     (e) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to conflict of law principles.

     (f) HEADINGS. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

     (g) SAVING CLAUSE. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

     (h) NOTICES. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Grantee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other. Notices to any holder of the Shares other than the Grantee shall be addressed to the address furnished by such holder to the Company.

     (i) BENEFIT AND BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives.

The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

     (j) COUNTERPARTS. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Restricted Stock Agreement as of the date first above written.

                                     COMPANY

                                     SERVICESOFT TECHNOLOGIES, INC.



                                     By: /s/ Chris Butler
                                        -----------------------
                                        Chris Butler, President & Chief
                                        Executive Officer




                                     GRANTEE:



                                     /s/ Dan Kossmann
                                     -----------------------
                                     Dan Kossmann

                                     Address:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM SUCH REGISTRATION.



                                 PROMISSORY NOTE
                                 ---------------

                                                           Natick, Massachusetts
                                                               November 23, 1999


US$180,000.00

     FOR VALUE RECEIVED, the undersigned ("Debtor") hereby promises to pay to Servicesoft Technologies, Inc., a Delaware corporation, or its successor ("Payee"), at such place or places as may be specified by Payee or any holder hereof, in legal tender of the United States of America, the principal amount of $180,000.00 (the "Principal"), with interest at the fixed rate of 7.00% per annum, compounded annually, on the unpaid balance. Interest shall be payable on each anniversary of the date hereof commencing on November 23, 2000. The Principal, with accrued interest thereon, shall become due and payable in whole or in part upon any sale by the Debtor of shares of Common Stock, $.01 par value, of the Payee ("Common Stock") pursuant to the terms set forth below. In any event, any Principal then unpaid shall be due and payable, with accrued interest thereon, on the tenth anniversary of the date hereof (the "Repayment Date"). The Debtor shall pay to Payee, within ten (10) days after receipt thereof, the net after-tax proceeds from any sales by the Debtor of shares of the Common Stock of the Payee held or being acquired on the date hereof, or any successor securities, in reduction of the Principal until such time as the Principal has been paid in full, and in connection with each such payment shall pay accrued but unpaid interest on the amount so paid. For purposes hereof, net after-tax proceeds refers to the amount received upon any sale of such shares, less brokerage commissions or underwriting discounts, other expenses of every kind, including documentary, excise and other taxes, if any, directly relating to the sale and an amount equal to the federal, state and local taxes on any gain from such sale (as determined by multiplying the amount of such gain by the combined maximum federal, state and local tax rate applicable to the sale of such shares by the Debtor, taking into account the holding period for such shares and any federal income tax deduction for state and local income taxes).

     This Note is subject to the terms of and the payment hereof is secured by a certain Pledge Agreement dated as of the date hereof by and between Debtor and Payee (the "Pledge Agreement").

     In case an Event of Default, as defined in the Pledge Agreement, shall occur, the aggregate unpaid balance of Principal and accrued interest thereon may be declared to be due and payable in the manner and with the effect provided in the Pledge Agreement. The Payee shall have (i) full recourse against the Collateral under the Pledge Agreement in connection with the repayment of the Principal and accrued interest thereon, and (ii) recourse up to the Recourse

Amount (as hereinafter defined) against any other assets of the Debtor. The Recourse Amount as of any time shall mean (i) 30% of the Principal amount hereof reduced by 30% of each payment of Principal made by or on behalf of the Debtor from any source and (ii) the full amount of accrued interest under this Note (it being understood that the Debtor shall be personally obligated for the payments of interest hereunder). Unless otherwise directed by the Debtor, all sums paid by the Debtor or otherwise received by Payee on account of sums owing hereunder shall be deemed to reduce the Recourse Amount on a proportionate basis.

     Debtor may not prepay any of the principal balance hereof or accrued interest thereon.

     Debtor expressly waives presentment for payment, protest and demand, notice of protest, demand and dishonor and expressly agrees that this Note may be extended from time to time without in any way affecting the liability of Debtor. No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

     This Note may from time to time be extended by Payee, with or without notice to Debtor, and any related right may be waived, exchanged, surrendered or otherwise dealt with, all without affecting the liability of Debtor, in each case in the sole discretion of Payee.

     This Note may not be changed, modified or terminated orally, but only by an agreement in writing and signed by the Debtor and Payee. This Note shall be governed by and construed in accordance with the laws The Commonwealth of Massachusetts, and shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and its successors, endorsees and assigns.



                                         DEBTOR:


                                         /s/ Dan Kossmann
                                         ----------------------------
                                         Dan Kossmann

                                PLEDGE AGREEMENT
                                ----------------

     In consideration of Servicesoft Technologies, Inc., a Delaware corporation (together with any successor thereto, the "Company"), having made a loan to Dan Kossmann ("Borrower"), under the Promissory Note of even date herewith, and any renewals or extensions thereof made in the sole discretion of the Company (the "Note"), Borrower agrees as follows:

     Section 1. PLEDGE. Borrower hereby pledges, assigns and transfers to the Company, and grants to the Company a security interest in, the following property ("Collateral"), to be held by the Company:

          (a) The shares of Common Stock, par value $0.01 per share, of the Company (each, together with any successor securities, a "Share") obtained pursuant to a certain Restricted Stock Agreement dated as of the date hereof between Borrower and the Company (the "Restricted Stock Agreement") and held by Borrower or any Permitted Transferee (as that term is defined in the Restricted Stock Agreement), and any securities owned in respect thereof or in exchange therefor.

          (b) All other securities, instruments and other property issued or accepted in substitution for or in addition to any of the foregoing.

          (c)  All proceeds of any and all of the Collateral.

     Section 2. OBLIGATIONS. This Agreement and the security interest granted hereby secure the payment of all obligations of Borrower to the Company under the Note ("Obligations"), and the Obligations of Borrower under this Agreement, and any and all renewals or extensions thereof. So long as any of the Obligations are outstanding, unless and until Borrower shall be in default hereunder or there shall be any default of any of the Obligations, Borrower shall retain all rights to dividends and distributions and voting rights, if any, with respect to the Collateral. In the event the Obligations shall be in default or in the event that Borrower shall be in default under the terms hereof, the Company may, in its discretion, vote and exercise all of the powers of an owner with respect to any of the relevant Collateral. Without limiting the generality of the other remedies provided herein and in addition thereto, in the event any of the Obligations shall be in default or upon any default by Borrower hereunder, the Company after the occurrence of an Event of Default (as defined in Section 7 hereof) may take all steps necessary to cause the Collateral to be transferred into the name of the Company, including but not limited to taking steps necessary to comply with restrictions on sale or transfer of the shares constituting such Collateral, and in connection therewith Borrower appoints the Company such Borrower's attorney-in-fact to execute and deliver such offers, tender offers, certificates, documents or instruments of every nature or description required for the purpose of the transfer of such shares into the name of the Company, or any other person.

     If Borrower receives any cash distribution or dividend in respect of any Collateral, Borrower may retain such cash distribution or dividend as his own property unless prior to such receipt an Event of Default has occurred, in which event Borrower shall accept same in trust for the Company, and shall upon request deliver same immediately to the Company in the form received, with Borrower's endorsement and/or assignment when necessary, to be held by the Company as Collateral.

     If Borrower receives any stock certificate or option or deferred compensation right, whether as an addition to, in substitution of, or in exchange for, any Collateral, or otherwise, Borrower shall accept same in trust for the Company, and shall upon request deliver same immediately to the Company in the form received, with Borrower's endorsement and/or assignment when necessary, to be held by the Company as Collateral.

     Borrower is herewith delivering to the Company all certificates or instruments representing or evidencing Collateral in suitable form for transfer or delivery, or accompanied by duly executed instruments of transfer or assignment to be held subject to the preceding paragraph.

     Section 3. RELEASE OF COLLATERAL. Upon the written request of Borrower, the Company shall promptly release Collateral to Borrower or to any designee of Borrower at any time and from time to time; PROVIDED, HOWEVER, that the Company shall retain an amount of Collateral with an Agreed Value (as defined below) at least equal to the amount of the Obligations then outstanding.

          (a) The "Agreed Value" of any Collateral consisting of Shares shall be the original cost of such Shares as set forth in the Restricted Stock Agreement ($1.00 per Share), equitably adjusted for stock splits, stock dividends and like transactions. The Agreed Value of any Collateral not consisting of Shares shall be determined reasonably and in good faith by the mutual agreement of Borrower and the Company.

          (b) Borrower acknowledges that transfer of the Shares is subject to certain restrictions under the Restricted Stock Agreement. The obligation of the Company to release certificates representing Shares to Borrower or his designee hereunder shall in any event be subject to the requirements of the Restricted Stock Agreement. Subject to such requirements and the terms hereof, the Company shall release from this pledge Vested Shares or Restricted Shares (as those terms are defined in the Restricted Stock Agreement) as designated by Borrower, provided that such Shares shall remain subject to the Restricted Stock Agreement to the extent applicable.

     Section 4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Company as follows:

          (a) Borrower is, and (as to any substitute or additional Collateral) shall be, the sole owner of the Collateral pledged by Borrower, free and clear of any lien, security interest, option or other charge or encumbrance, except for (i) the security interest created by this Agreement, (ii) certain restrictions under the Restricted Stock Agreement and (iii) restrictions imposed by applicable laws, and, subject to the same exceptions, Borrower has and shall have the right to transfer such Collateral and to grant a security interest therein to the Company as provided in this Agreement.

          (b) No effective financing statement or similar notice covering any Collateral pledged by Borrower is or shall be on file in any recording office, and no other pledge or assignment thereof has been made, or shall have been made, other than in favor of the Company, except as the Company may approve.

     Section 5. FURTHER ACTION BY BORROWER. Borrower shall, at the expense of Borrower, promptly execute and deliver all further notices, instruments and documents, including, without limitation, financing statements, and take all such further action as may be reasonably necessary or reasonably advisable or as the Company at any time may reasonably request, in order to perfect, preserve and protect the security interest granted or purported to be granted hereby or to enable the Company to exercise and enforce such rights, powers and remedies with respect to Collateral.

     Section 6. PRESERVATION OF COLLATERAL.

          (a) The Company shall give to the Collateral the same degree of care and protection which it gives to its own property, PROVIDED, HOWEVER, that the Company shall have no liability to Borrower for any losses, costs, expenses or damages due to any acts or omissions of third parties, or due to any acts of God or other causes beyond its control. The Company shall have no duty to preserve any rights with respect to any Collateral, including, without limitation, rights against prior parties, or to take, or to notify Borrower of the need to take, any action respecting any rights, privileges or options relating to any Collateral. To replace any certificates, however, Borrower shall not be required to supply any bond or other indemnity.

          (b) Borrower shall furnish to the Company, promptly upon receipt thereof, copies of all material notices, requests and other documents received by Borrower relating to Collateral unless the same were sent by the Company.

          (c) Borrower shall not (i) sell, assign, transfer or otherwise dispose of any Collateral, or create or suffer to exist any lien, security interest, assignment by operation of law or other charge or encumbrance on, or with respect to, any Collateral, except for the security interest created by this Agreement and the rights, remedies and restrictions imposed by the Restricted Stock Agreement; or (ii) attempt any action prohibited by paragraph (c)(i) of this SECTION
               6. Notwithstanding the foregoing, Borrower may transfer Shares to Permitted Transferees pursuant to the Restricted Stock Agreement or following the vesting of such Shares provided such transfer is in accordance with the Restricted Stock Agreement; PROVIDED, HOWEVER, that the Shares so transferred shall remain subject to the security interest created by this Agreement and any such Permitted Transferee(s) shall, as a condition to any transfer, agree to be subject to the provisions of this Agreement.

     Section 7. DEFAULTS. A default (an "Event of Default") shall be deemed to have occurred hereunder if (a) Borrower fails in any material respect to perform any material obligation hereunder, if any material representation or warranty hereunder was untrue in any material respect when made, or if any default or Event of Default by Borrower occurs under the Note or any agreement evidencing, or constituting or granting security for, the Obligations, provided the Company is current in its obligation to pay certain bonuses on each day interest is due on the Note, and (b) the Company gives to Borrower written notice thereof and such default shall not have been cured within fourteen (14) days or such additional time as may be required to effect such cure if diligently pursued.

     Section 8. REMEDIES. Upon and after the occurrence of any Event of Default which is then continuing or which has not been cured within the time period given for such cure:

          (a) The Company may exercise its rights with respect to the Collateral, without regard to the existence of any other security or source of payment for Obligations, including without limitation the rights set forth in SECTION 2, and may demand, sue for collection or make any other compromise or settlement with respect to other rights and remedies provided for herein or otherwise available to it, and the Company shall have all of the rights and remedies of a secured party in Massachusetts under the Uniform Commercial Code.

          (b) Except as specifically reserved herein, Borrower waives all suretyship defenses at law and in equity, including waste and impairment of Collateral, and further waives the requirement of any demand and presentment. Twenty-one (21) days' prior notice to Borrower at the address provided below or at such other address as Borrower shall provide to the Company in writing for such purpose, of the time and place of any public sale of Collateral, or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

          (c) The Company is authorized at any such sale (including without limitation any sale to itself or any affiliate of the Company, the same being expressly authorized and contemplated herein), if the Company deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof. Sales made subject to such restriction shall not, solely by reason thereof, be deemed not to have been made in a commercially reasonable manner.

          (d) The Company is specifically authorized, with respect to any Collateral that consists of Shares, to acquire such Collateral itself or to transfer such Collateral to any affiliate of the Company at a price equal to the Agreed Value of such Shares, as defined in SECTION 3(a). Borrower expressly waives any requirement that the Company conduct a public or private sale with respect to such Shares and agrees that such a disposition is commercially reasonable.

          (e) In case of any sale of all or part of the Collateral on credit for future delivery, the Collateral so sold shall be retained by the Company until the purchase price is paid. The Company shall incur no liability in case of the failure of the purchaser to pay for the Collateral as so sold if the Collateral is recovered, or of the failure of the Company to make any sale of Collateral after giving notice thereof, and in case of any such failure, such Collateral may again be sold.

          (f) All cash proceeds received by the Company in respect of any sale, collection or other enforcement or disposition of Collateral shall be applied (after deduction of any amounts payable to the Company for reasonable expenses of the sale, collection or disposition of Collateral) against Obligations in such order as the Company shall elect. Upon payment in full of all Obligations, Borrower shall be entitled to the return of all Collateral pledged by him and all proceeds thereof, which have not been used or applied toward the payment of Obligations as herein authorized.

     Section 9. WAIVERS AND REMEDIES. Except as otherwise provided herein or by law, Borrower waives presentment, demand, notice and protest, notice of acceptance of this Agreement, and except as provided in SECTION 8(b) notice of all action by the Company in reliance hereon. No failure by the Company to exercise, no delay by the Company in exercising, and no single or partial exercise of, any right, remedy or power hereunder or under any other agreement relating to the Obligations or to Collateral shall operate as a waiver thereof, or of any other right, remedy or power at any time. No amendment, modification or waiver of any provision of this Agreement shall be effective unless contained in a writing signed by the Company. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Company and Borrower, not only hereunder, but also under any promissory note or notes of Borrower held by the Company, any other agreements of Borrower with the Company and applicable law, are cumulative and may be exercised successively, concurrently or alternatively.

     Section 10. TERM: BINDING EFFECT. This Agreement shall remain in full force and effect until payment and satisfaction in full of all Obligations, shall be binding upon Borrower and the heirs, legatees, legal representatives and assigns of Borrower, including Permitted Transferees, and shall inure to the benefit of the Company and its successors and assigns. Notwithstanding the foregoing, the Company may terminate this Agreement and release the Collateral, or may accept substitute Collateral, at any time in its sole discretion without in any way affecting the nonrecourse nature of a portion of the Obligations as provided in the Note.

     Section 11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to conflict of law principles, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Unless otherwise defined herein, all words and terms used in this Agreement shall have the meanings provided in the Uniform Commercial Code of the state of the jurisdiction of incorporation of the Company (including its successor as issuer of the Shares). If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such provision shall be deemed to be modified to comply with applicable law or if not able to be so modified, shall be deemed to be severed from the Agreement, the remaining provisions of which to be valid and enforceable.

     Section 12. SIGNATURES. This Agreement may be executed in counterparts.

     Section 13. HEADINGS. The captions in this Agreement have been included for reference only and shall not define or limit the provisions hereof.



                                  [END OF TEXT]

     EXECUTED as of the date set forth above.


                                   BORROWER:
                                   ---------


                                   /s/ Dan Kossmann
                                   -----------------------
                                   Dan Kossmann



                                   COMPANY:
                                   --------

                                   SERVICESOFT TECHNOLOGIES, INC.


                                   By: /s/ Chris Butler
                                       -------------------
                                       Chris Butler, President and
                                       Chief Executive Officer

                             SCHEDULE OF COLLATERAL
                                       TO
                                PLEDGE AGREEMENT
                                ----------------



           QUANTITY                  DESCRIPTION OF SECURITY
           --------                  -----------------------


        180,000 shares             Common Stock, par value $.01 per
                                   share, of Servicesoft Technologies, Inc.